SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2004

Cavco Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-08822	56-2405642

(Commission File Number)	(IRS Employer Identification No.)

1001 North Central Avenue, Suite 800 Phoenix, Arizona	85004

(Address of principal executive offices)	(Zip Code)

(602) 256-6263

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure
item 7. financial statements and exhibits
Item 12. Results of Operations and Financial Condition
SIGNATURES
EXHIBIT INDEX
EX-99.1
EX-99.2

Item 5. Other Events and Regulation FD Disclosure

     On April 28, 2004, Cavco Industries, Inc., a Delaware corporation (the “Corporation”), announced that Steven G. Bunger has been elected to the Corporation’s Board of Directors to fill the vacancy created by the resignation of Laurence E. Hirsch. A copy of the Corporation’s press release announcing this event is attached as Exhibit 99.1 hereto and incorporated by reference.

Item 7. Financial Statements and Exhibits

Exhibit
Number	Description
99.1	Press Release dated April 28, 2004 (New Director Release)
99.2	Press Release dated April 28, 2004 (Earnings Release)

Item 12. Results of Operations and Financial Condition

     On April 28, 2004, Cavco Industries, Inc. a Delaware corporation (the “Corporation”), announced its fiscal fourth quarter net earnings for the quarter ended March 31, 2004. A copy of the Corporation’s earnings release announcing these financial results is attached as Exhibit 99.2 hereto and incorporated by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAVCO INDUSTRIES, INC.
(Registrant)

By:	/s/ Sean K. Nolen

Name: Sean K. Nolen
Title: Vice President, Chief Financial
Officer, Treasurer and Secretary

Date: April 28, 2004

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release dated April 28, 2004 (New Director Release)
99.2	Press Release dated April 28, 2004 (Earnings Release)